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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Biosite Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Biosite Incorporated
11030 Roselle Street
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 18, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Biosite Incorporated, a Delaware corporation (the "Company"). The meeting will be held on Friday, June 18, 2004 at 9:00 a.m. local time at the Biosite Incorporated corporate offices, 11030 Roselle Street, San Diego, California 92121 for the following purposes:

1.
To elect two Class I directors to hold office until the 2007 Annual Meeting of Stockholders.

2.
To approve the amendment and restatement of the Company's 1996 Stock Incentive Plan.

3.
To approve the amendment and restatement of the Company's Employee Stock Purchase Plan.

4.
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

5.
To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is April 23, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
Christopher J. Twomey Vice President, Finance, Chief Financial Officer and Secretary

San Diego, California
May 17, 2004

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Biosite Incorporated (sometimes referred to as the "Company" or "Biosite") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about May 17, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on April 23, 2004 will be entitled to vote at the annual meeting. On this record date, there were 15,656,613 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on April 23, 2004 your shares were registered directly in your name with Biosite's transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 23, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are four matters scheduled for a vote:

  •
  Election of two Class I directors to hold office until the 2007 Annual Meeting of Stockholders.

  •
  Approval of the amendment and restatement of the 1996 Stock Incentive Plan.

  •
  Approval of the amendment and restatement of the Employee Stock Purchase Plan.

  •
  Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card, over the telephone, or on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting where a ballot will be made available to you.

  •
  To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-877-260-0389 using a touch-tone phone and follow the recorded instructions. Your vote must be received by 12:00 a.m. Eastern time, June 18, 2004 to be counted.

  •
  To vote on the Internet, go to http:proxy.georgeson.com, have your proxy card ready and follow the instructions on your screen. Your vote must be received by 12:00 a.m. Eastern time, June 18, 2004 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Biosite. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if available. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 23, 2004.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the two nominees for director and "For" the proposals to approve the 1996 Stock Incentive Plan and the Employee Stock Purchase Plan and "For" the ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2004. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and Georgeson Shareholder Communications, Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Georgeson will be paid its customary fee of approximately $10,000 plus out-of-pocket expenses if it solicits proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  If you are a stockholder of record as of the record date for the annual meeting, you may send a written notice that you are revoking your proxy to Biosite Incorporated's Secretary at 11030 Roselle Street, San Diego, CA 92121.

  •
  If you are a stockholder of record as of the record date for the annual meeting, you may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by January 17, 2005, to Biosite's Secretary at 11030 Roselle Street, San Diego, CA 92121. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must also do so by January 17, 2005.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held in "street name" by your broker, you will need to obtain a proxy form from your broker and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as "broker non-votes," as described below.

        With respect to each of the proposals to be voted on at the meeting, if shares of our common stock that are held in "street name" by a broker are not voted by the broker who is the record holder of the shares, or a "broker non-vote," or if shares are voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these shares will not be counted towards the total votes cast on a particular proposal for purposes of determining whether stockholder approval of the proposal has been obtained.

How many votes are needed to approve each proposal?

  •
  For the election of two Class I directors to hold office until the 2007 Annual Meeting of Stockholders, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected.

  •
  To be approved, Proposal No. 2, approval of the amendment and restatement Company's 1996 Stock Incentive Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote.

  •
  To be approved, Proposal No. 3, approval of the amendment and restatement of the Company's Employee Stock Purchase Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote.

  •
  To be approved, Proposal No. 4, ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2004, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. At the close of business on April 23, 2004, the record date for the annual meeting, there were 15,656,613 outstanding and entitled to vote.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's Quarterly Report on Form 10-Q for the second quarter of 2004.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS

        Biosite's Board of Directors is divided into Class I, Class II and Class III directors. Currently, each class consists of two directors and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors presently has six members. There are two directors, those in Class I, whose term of office expires in 2004. If elected at the annual meeting, each of these nominees would serve until the 2007 annual meeting and until his or her successor is elected and has qualified, or until the director's death, resignation or removal. All of the nominees for election as a director at the 2003 Annual Meeting of Stockholders attended the 2003 Annual Meeting of Stockholders.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

Nominees for Election for a Three-year Term Expiring at the 2007 Annual Meeting
Name	Age
CLASS I
Lonnie M. Smith	59

Mr. Smith joined our Board of Directors in October 1997. Since 1997, Mr. Smith has served as Chief Executive Officer and Chairman of the Board of Intuitive Surgical Inc., a surgical device company. From 1982 to February 1997, he served as Senior Executive Vice President in charge of healthcare for Hillenbrand Industries, Inc., a diversified public holding company. Mr. Smith was a director of Hillenbrand from 1981 to February 1997. He had been employed by Hillenbrand or its subsidiaries in various offices since 1976. Mr. Smith received a B.S. in Electrical Engineering from Utah State University and an M.B.A. from Harvard Business School.
Timothy J. Wollaeger	60

Mr. Wollaeger has served as our Chairman of the Board of Directors since the Company's inception. Mr. Wollaeger is the general partner of Kingsbury Associates, L.P., and a Managing Director of Sanderling, both venture capital firms. He founded Kingsbury Associates in December 1993 and joined Sanderling in April 2002. From May 1990 until December 1993, he was Senior Vice President and a director of Columbia Hospital Corporation (now HCA Healthcare Corporation). From October 1986 until July 1993, he was a general partner of the general partner of Biovest Partners, a seed venture capital firm. He is a director of several privately held medical products companies. Mr. Wollaeger received a B.A. in Economics from Yale University and an M.B.A. from Stanford University.

Directors Continuing in Office Until the 2005 Annual Meeting
CLASS II
Anthony DeMaria, M.D.	61

Dr. DeMaria joined our Board of Directors in June 1998. Dr. DeMaria is Professor of Medicine and Chief of the division of cardiology at the University of California, San Diego, School of Medicine. Prior to joining the University of California in 1992, Dr. DeMaria was Director of the Kentucky Heart Institute. Prior to joining the Kentucky Heart Institute, he held key management positions at the University of Kentucky College of Medicine and the University of California, Davis, School of Medicine. In 1988, Dr. DeMaria served as president of the American College of Cardiology and he is past-president of the American Society of Echocardiography. Dr. DeMaria received a B.S. from College of the Holy Cross and an M.D. from New Jersey College of Medicine.
Howard E. Greene, Jr.	61

Mr. Greene joined our Board of Directors in June 1989. Mr. Greene is an entrepreneur who founded, managed and financed a series of medical technology companies during the past 25 years. From September 1987 to July 1996, Mr. Greene was the founding Chief Executive Officer of Amylin Pharmaceuticals, Inc., a biotechnology company developing drug candidates for treating diabetes. From October 1986 until July 1993, Mr. Greene was a founding general partner of Biovest Partners, a seed venture capital firm. He was Chief Executive Officer of Hybritech Incorporated from March 1979 until its acquisition by Eli Lilly & Co. in March 1986, and was co-inventor of Hybritech's patented monoclonal antibody assay technology. Prior to joining Hybritech, he was an executive with the medical diagnostics division of Baxter Healthcare Corporation from 1974 to 1979, and a consultant with McKinsey & Company from 1967 to 1974. He is Chairman of the Board of Epimmune Inc. and a director of Amylin Pharmaceuticals, Inc. Mr. Greene received a B.A. from Amherst College and an M.B.A. from Harvard University.
Directors Continuing in Office Until the 2006 Annual Meeting
CLASS III
Kim D. Blickenstaff	51

Mr. Blickenstaff, a founder of Biosite, has been the President and Chief Executive Officer and a director of the Company since April 1988 and was Secretary from April 1988 to June 2002. Mr. Blickenstaff is also a director of several privately held medical products companies. Prior to joining the Company, he held various positions in finance, operations, research management, sales management, strategic planning, and marketing with Baxter Travenol, National Health Laboratories and Hybritech Incorporated. Mr. Blickenstaff received a B.A. from Loyola Marymount College and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.
Kenneth F. Buechler, Ph.D.	50

Dr. Buechler, a founder of Biosite and a co-inventor of certain of its proprietary technology, has been a director since June 2003 and Senior Vice President of the Company since March 2003. From April 2001 to March 2003, Dr. Buechler was Vice President, Research and Development. From January 1994 to April 2001, he was Vice President, Research and was Director of Chemistry from April 1988 to January 1994. Before forming the Company, he was a Senior Scientist in the Diagnostics Research and Development Group at Hybritech Incorporated. Dr. Buechler received a B.S. and Ph.D. in Biochemistry from Indiana University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of the Board of Directors

        As required under The Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that a majority of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards.

        As required under new Nasdaq listing standards, the Company's independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Information Regarding the Board of Directors and its Committees

        Earlier this year, Biosite's Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines. The guidelines are intended to set forth in writing the practices that have been used by the Biosite Board to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The guidelines are also intended to document the aligned interests of directors and management with those of the Company's stockholders. The Corporate Governance Guidelines, as well as the charters for each committee of the Board and the Company's Code of Business Conduct and Ethics, are posted on the Company's website at www.biosite.com.

        The Board of Directors held six meetings during the 2003 fiscal year. All directors then in office attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which such directors served.

        The Board has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Stock Option Committee. The following table provides membership information for fiscal 2003 for each of the Board committees:

Name	Audit	Compensation	Governance and Nominating	Stock Option
Kim D. Blickenstaff				X
Kenneth F. Buechler, Ph.D.
Howard E. Greene, Jr.	X		X*
Timothy J. Wollaeger	X*	X*	X
Lonnie M. Smith	X	X
Anthony DeMaria, M.D.

*
Designated committee chairperson

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

  Audit Committee

        The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibility with respect to the Company's corporate accounting and financial reporting process. In that regard, the Audit Committee's functions are, among other things, to select and employ the Company's independent auditors; to evaluate the qualifications, performance and independence of the Company's independent auditors; to review the scope and plan of work to be performed by the independent auditors; to approve in advance the auditing and permissible non-audit services to be performed by the independent auditors; to review reports of the independent auditors; to review and discuss the Company's financial statements to be included in its periodic reports filed with the SEC; to review with management and the independent auditors the results of the annual audit; and to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. Three directors comprise the Audit Committee: Messrs. Wollaeger (Chair), Greene and Smith. The Audit Committee met nine times during the 2003 fiscal year. The Board amended its written Audit Committee Charter in March 2003.

        The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence for audit committee members is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has determined that Timothy Wollaeger qualifies as an audit committee financial expert," as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Wollaeger's level of knowledge and experience based on a number of factors, including his formal education, and his experience as an executive, including Chief Financial Officer, of several publicly traded and privately held companies.

  Compensation Committee

        The Compensation Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibility with respect to the Company's compensation policies, plans and programs, and reviews and determines the compensation to be paid to the Company's executive officers and directors. In that regard, the Compensation Committee's functions are, among other things, to review, evaluate and recommend or approve compensation arrangements for executive officers, other senior management and directors of the Company; to determine, in its sole discretion, the compensation and other terms of employment of the Company's Chief Executive Officer; and to implement and administer the Company's stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. Two directors comprise the Compensation Committee: Messrs. Smith and Wollaeger (Chair). All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met four times during the 2003 fiscal year.

  Stock Option Committee

        The Board of Directors also has a Stock Option Committee comprised of a single member, Mr. Blickenstaff. The Stock Option Committee may award stock options under Biosite's equity based compensation plans to employees who are not officers of the Company. The Stock Option Committee met twenty-three times during the 2003 fiscal year in order to award stock options to new employees and to award additional options to current employees in recognition of promotions and continued service to the Company.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibility with respect to the composition of the Board of Directors and the Company's corporate governance matters. In that regard, the Nominating and Corporate Governance Committee's functions are, among other things, to establish criteria for membership on the Board of Directors; to identify, evaluate and recommend candidates to serve on the Board of Directors; to evaluate and assess the performance of the Board of Directors and its committees; and to develop and review corporate governance principles applicable to the Company. Two directors comprise the Nominating and Corporate Governance Committee: Messrs. Greene (Chair) and Wollaeger. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met once during the 2003 fiscal year.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having the highest personal integrity and ethics, possessing relevant background and expertise upon which to be able to offer advice and guidance to management and having sufficient time to devote to the affairs of the Company. All directors should also rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee may consider attributes such as diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates' qualifications and then selects a nominee by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

        At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the criteria for Board membership as set forth in the Company's Corporate Governance Guidelines.

Stockholder Communications with the Board of Directors

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent.

Code of Business Conduct and Ethics

        The Company has adopted the Biosite Incorporated Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.biosite.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, any such amendment or waiver will be publicly disclosed as required by applicable law or regulations of Nasdaq.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    This Report is not "soliciting material" and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

        The purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.biosite.com. The members of the Audit Committee are Howard E. Greene, Jr., Lonnie M. Smith and Timothy J. Wollaeger. The Board has determined that all members of the Audit Committee are independent (as independence for audit committee members is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards).

        Management is responsible for the financial statements and reporting process, including the system of internal controls. The Company's independent accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee oversees and reviews these processes and has reviewed and discussed the financial statements with management and the Company's independent auditors. The Audit Committee is not, however, an employee of the Company, nor does it provide any expert assurance or professional certification regarding the Company's financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company's independent accountants.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence, including fees paid relating to the audit and any non-audit services performed, and satisfied itself as to that firm's independence.

        The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee, with and without management present, discussed and reviewed the scope, plan and results of the independent accountants' examination of the financial statements. Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, subject to the limitations on the role and responsibility of the Audit Committee referred to in the written charter of the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Audit Committee also approved the selection, subject to stockholder ratification, of the independent accountants and the Board of Directors concurred in such authorization.

                      Audit Committee

                      Timothy J. Wollaeger, Chairman
                      Howard E. Greene, Jr.
                      Lonnie M. Smith

PROPOSAL 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
BIOSITE INCORPORATED 1996 STOCK INCENTIVE PLAN

        The 1996 Stock Incentive Plan (the "1996 Plan") was originally adopted by the Board of Directors on December 5, 1996, to be effective December 1, 1996, and was approved by the stockholders in December 1996. 900,000 shares of Common Stock were originally reserved for issuance under the 1996 Plan, subject to adjustments as provided in the 1996 Plan. Since its inception, the 1996 Plan has been amended by the Board of Directors with the approval of the Company's stockholders to reserve an additional 4,900,000 shares for issuance under the plan. In addition, on April 20, 1999, the Board of Directors amended the plan to remove provisions permitting the repricing of outstanding options at lower exercise prices. The 1996 Plan replaced the Company's 1989 Stock Plan; however, awards previously made under the 1989 Stock Plan continue to be administered in accordance with the 1989 Stock Plan. On April 15, 2004, the Compensation Committee of the Board of Directors amended and restated the 1996 Plan to reserve an additional 500,000 shares for issuance, subject to approval by the Company's stockholders at the Annual Meeting. The Compensation Committee also approved the revision of specific provisions of the 1996 Plan applicable to stock options granted to employees located in France. The amendments to the 1996 Plan approved by the Compensation Committee were within the authority granted to the committee by the Board of Directors.

        The full text of the 1996 Plan, substantially in the form in which it will take effect if approved by the Company's stockholders, is set forth in Exhibit A to this Proxy Statement. The following summary of the principal features of the 1996 Plan does not describe the specific provisions applicable to stock options granted to employees located in France and is subject to, and qualified in its entirety by, the full text of the 1996 Plan in Exhibit A.

Description of the 1996 Plan

  Purpose

        The purpose of the 1996 Plan is to promote the interests of the Company and its stockholders by providing the opportunity to employees, consultants and members of the Board of Directors of the Company (or any subsidiary of the Company) to acquire stock or to increase their proprietary interest in the Company. By providing the opportunity to acquire stock or receive other incentives, the Company seeks to attract and retain those key employees upon whose judgment, initiative and leadership the success of the Company largely depends. The Company's Board of Directors believes that the 1996 Plan constitutes an important means of compensating key employees.

  Shares Subject to the 1996 Plan

        The total number of shares available for grant under the 1996 Plan pursuant to restricted share awards, stock units, options and stock appreciation rights ("SARs") is 6,442,271 (which number includes 142,271 shares forfeited under the 1989 Stock Plan and added to the 1996 Plan and the proposed 500,000 share increase that stockholders are being asked to approve), subject to adjustments as provided in the 1996 Plan. If any restricted shares, stock units, options or SARs are forfeited, or if options or SARs terminate for any other reason prior to exercise (other than the exercise of a related SAR or option, and including any forfeiture or termination under the 1989 Stock Plan), then they again become available for awards under the 1996 Plan.

  Outstanding Grants

        As of March 31, 2004, an aggregate of 2,000 shares of restricted stock, 3,830.42 stock units and 4,298,652 options were outstanding under the 1996 Plan and options covering 1,536,675 shares have been exercised. As of March 31, 2004, all of the Company's employees, consultants and directors were eligible to receive awards under the 1996 Plan. On March 31, 2004, the closing price of the Company's Common Stock on the Nasdaq National Market was $31.97 per share. As of March 31, 2004, only (which number does not include the proposed 500,000 share reserve increase that stockholders are being asked to approve) 101,113 shares remained available for future grant under the 1996 Plan.

  Administration

        The 1996 Plan is administered by the Board of Directors or a committees designated by the Board of Directors. The Board, or such committee, selects the persons who will receive awards, determines the type and the size of any award and establishes any vesting or other conditions. Employees, directors and consultants of the Company (or any subsidiary of the Company) are eligible to participate in the 1996 Plan, although incentive stock options may be granted only to employees. No individual may receive options or SARs covering more than 250,000 shares of our Common Stock in any calendar year, subject to adjustments as provided in the 1996 Plan. The participation of the outside directors of the Company is limited to 20% of shares available under the 1996 Plan.

        The 1996 Plan provides for awards in the form of restricted shares, stock units, options or SARs, or any combination thereof. No payment is required upon receipt of an award, except that a recipient of newly issued restricted shares must pay the par value of such restricted shares to the Company. The Board is authorized, within the provisions of the 1996 Plan, to amend the terms of outstanding restricted shares or stock units, to modify or extend outstanding options or SARs or to exchange new options for outstanding options; provided, however, that such new or amended options must have the same or a higher aggregate exercise price than the outstanding options.

  Restricted Stock

        Restricted shares are shares of Common Stock that are subject to repurchase by the Company at the employee's purchase price in the event that the applicable vesting conditions are not satisfied, and they are nontransferable prior to vesting (except for certain transfers to a trust). Restricted shares have the same voting and dividend rights as other shares of Common Stock.

  Stock Units

        A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock, and is nontransferable prior to the holder's death. A holder of stock units has no voting rights or other privileges as a stockholder but may be entitled to receive dividend equivalents equal to the amount of dividends paid on the same number of shares of Common Stock as represented by the holder's stock units. Dividend equivalents may be converted into additional stock units or settled in the form of cash, Common Stock or a combination of both. Stock units, when vested, may be settled by distributing shares of Common Stock or by a cash payment corresponding to the fair market value of an equivalent number of shares of Common Stock, or a combination of both. Vested stock units will be settled at the time determined by the Compensation Committee. If the time of settlement is deferred, interest or additional dividend equivalents may be credited on the deferred payment.

        The recipient of restricted shares or stock units may pay all projected withholding taxes relating to the award with Common Stock rather than cash.

  Options

        Options may include nonstatutory stock options ("NSOs") as well as incentive stock options ("ISOs") intended to qualify for special tax treatment. The term of an ISO cannot exceed 10 years (five years for 10% stockholders), and the exercise price of an ISO must be equal to or greater than the fair market value of the Common Stock on the date of grant (or 110% of fair market value at the date of grant for 10% stockholders). The exercise price of an NSO must be equal to or greater than the par value of the Common Stock on the date of grant.

        The exercise price of an option may be paid in any lawful form permitted by the Compensation Committee, including (without limitation) the surrender of shares of Common Stock or restricted shares already owned by the optionee. The Compensation Committee may likewise permit optionees to satisfy their withholding tax obligation upon exercise of an NSO by surrendering a portion of their option shares to the Company. The 1996 Plan also allows the optionee to pay the exercise price of an option by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued directly to a securities broker selected by the Company who, in turn, sells these shares in the open market. The broker remits to the Company the proceeds from the sale of these shares, and the optionee receives the remaining option shares. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

  Stock Appreciation Rights

        SARs permit the participant to elect to receive any appreciation in the value of the underlying stock from the Company, either in shares of Common Stock or in cash or a combination of the two, with the Compensation Committee having the discretion to determine the form in which such payment will be made. The amount payable on exercise of a SAR is measured by the excess of the market value of the underlying stock at exercise over the exercise price. SARs may, but need not, be granted in conjunction with options. Upon exercise of a SAR granted in tandem with an option, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which a SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. All options and SARs are nontransferable prior to the optionee's death.

  Vesting

        The Compensation Committee determines the number of restricted shares, stock units, options or SARs to be included in the award as well as the vesting and other conditions of the award. The vesting conditions may be based on the employee's service, his or her individual performance, the Company's performance or other appropriate criteria. In general, the vesting conditions will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a change in control with respect to the Company.

  Other Provisions

        For purposes of the 1996 Plan, the term "change in control" is defined as any one of the following: (i) any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; (ii) the consummation of a merger or consolidation of the Company with or into another corporation or entity or any other corporate reorganization in which over 50% of the combined voting power of the continuing or surviving entity immediately after the merger, consolidation or reorganization is owned by persons who were not stockholders of the Company immediately prior to the merger, consolidation or reorganization; or (iii) a change in the composition of the Board of Directors in which fewer than half of the incumbent directors had been directors

24 months prior to the change or were elected or nominated with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to the change. The Compensation Committee has the discretion to determine, at the time of grant of an award or thereafter, that the award shall become fully vested and/or exercisable in the event of a change in control.

        Awards under the 1996 Plan may provide that if any payment (or transfer) by the Company to a recipient would be nondeductible by the Company for federal income tax purposes, then the aggregate present value of all such payments (or transfers) will be reduced to an amount which maximizes such value without causing any such payment (or transfer) to be nondeductible.

U.S. Federal Income Tax Consequences

        The following discussion of the U.S. federal income tax consequences of the 1996 Plan as it relates to share awards, NSOs and ISOs is intended to be a summary of applicable U.S. federal law. State and local tax consequences may differ. In addition, the tax treatment may be different for grants made to employees outside the United States.

  Share Awards

        If a participant is awarded or purchases fully-vested shares, the amount by which the fair market value of the shares on the date of award or purchase exceeds the amount (if any) paid for the shares will be taxed to the participant as ordinary income. The Company will be entitled to a deduction in the same amount provided it includes the compensation element of the sale or award in income on the Form W-2 or Form 1099 issued to the participant. The participant's tax basis in the shares acquired is equal to the share's fair market value on the date of acquisition. Upon a subsequent sale of any shares, the participant will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

        If a participant is awarded or purchases shares that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time they vest over the amount (if any) paid for such shares by the participant. The Company is entitled to a deduction equal to the amount of the income recognized by the participant, subject to the tax reporting requirements.

        Section 83(b) of the Internal Revenue Code (the "Code") permits a participant to elect, within 30 days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes apply at that time. If the participant makes a Section 83(b) election, any later appreciation in the value of the shares is not taxed as ordinary income, but instead is taxed as capital gain when the shares are sold or transferred.

  Options

        ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NSOs need not comply with such requirements.

        An optionee is generally not taxed on the grant or exercise of an ISO. The excess of the fair market value of the shares on the exercise date over the exercise price will, however, be an item of adjustment for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is a capital gain (or loss). The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain (or loss) in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or (ii) the difference between the fair market value of the stock on the exercise date over the option price. The balance of the consideration received on such a disposition will be capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

        An optionee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is a capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

New Plan Benefits

        The following table presents certain information with respect to restricted stock, stock units and/or options granted under the 1996 Plan during the fiscal year ended December 31, 2003, to certain individuals and groups of individuals. The benefits to be received by these individuals and groups of individuals under the plan during the fiscal year ending December 31, 2004 will depend on a number of factors, including the fair market value of our common stock, our performance and the performance of those individuals. Consequently, the benefits to be issued to those participants under the 1996 Plan in 2004 is not currently determinable.

NEW PLAN BENEFITS
1996 Plan

Name and Position(s)	Dollar Value(1)	Number of Shares Underlying Options and Stock Units Granted
Kim D. Blickenstaff President and Chief Executive Officer	$3,336,200	70,000
Thomas M. Watlington Senior Vice President, Commercial Operations	$2,383,000	50,000
Kenneth F. Buechler, Ph.D. Senior Vice President, Research & Development	$3,812,800	80,000	(2)
Gunars E. Valkirs, Ph.D. Vice President, Biosite Discovery	$1,906,400	40,000
Christopher J. Twomey Vice President, Finance, Chief Financial Officer and Secretary	$1,668,100	35,000
All current executive officers as a group	$16,919,300	355,000	(2)
All current directors who are not current executive officers as a group	$975,926	20,609	(3)
All employees as a group (excluding executive officers)	$13,609,567	322,258

(1)
Determined by multiplying the applicable numbers of shares of underlying options and stock units granted by the exercise price of each award on the date of grant, which was equal to the fair market value of our Common Stock on the date of grant.

(2)
Includes options to purchase 30,000 shares granted in connection with Dr. Buechler's promotion to Senior Vice President of the Company.

(3)
Includes 609 stock units issued under the 1996 Plan in lieu of annual retainers and meeting fees.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
BIOSITE INCORPORATED EMPLOYEE STOCK PURCHASE PLAN

        The Biosite Employee Stock Purchase Plan (the "ESPP") was originally adopted by the Board of Directors on December 5, 1996, to be effective December 1, 1996, and was approved by the stockholders in December 1996. 250,000 shares of Common Stock were originally reserved for issuance, subject to adjustments as provided in the ESPP. Since its inception, the ESPP has been amended by the Board of Directors with the approval of the Company's stockholders to reserve an additional 550,000 shares of Common Stock in the aggregate for issuance under the ESPP. In addition, the ESPP was amended to provide the Committee (as defined in the ESPP) with greater flexibility in the event there are insufficient shares to accommodate purchases during six-month accumulation periods under the ESPP. On October 23, 2003, the Board of Directors amended and restated the ESPP to increase the maximum contribution amounts allowed by employees under the ESPP and to modify provisions regarding enrollment in the ESPP. On April 15, 2004, the Compensation Committee of the Board of Directors amended and restated the ESPP, subject to the approval of the Company's stockholders at the Annual Meeting, to add an evergreen provision under the ESPP and to make certain other changes. As of March 31, 2004, an aggregate of 241,006 shares were available for issuance under the ESPP.

        The full text of the ESPP, substantially in the form in which it will take effect if the ESPP is approved by the stockholders, is set forth in Exhibit B to this Proxy Statement. The following description of the ESPP is a summary only. It is subject to, and qualified in its entirety by, Exhibit B.

Description of ESPP

  Shares Subject to ESPP

        Under the ESPP, an aggregate of 800,000 shares of Common Stock have been reserved for issuance, subject to adjustments as provided in the ESPP. In addition, the stockholders are being asked to approve an automatic share increase to be made on the first day of each calendar year of the Company beginning with the calendar year that begins on January 1, 2005 and ending with the calendar year that begins on January 1, 2014. The number of shares to be added by such automatic share increase shall be equal to the lesser of (i) 1.5% of the shares of Common Stock outstanding at the end of the prior calendar year; or (ii) 1,500,000 shares of our Common Stock; provided that in no event will the annual increase cause the aggregate number of shares of Common Stock then available for purchase under the ESPP to exceed 5% of the number of outstanding shares of capital stock of the Company at the end of the prior calendar year.

  Eligibility

        Each regular full-time and part-time employee of the Company or any of its subsidiaries who works an average of over 20 hours per week will be eligible to participate in the ESPP at the beginning of the first participation period after the employee's date of hire. In some countries outside the United States, the Company may be required to allow part-time employees who work less than 20 hours per week to participate in the ESPP. The Board of Directors is authorized to designate that employees of certain subsidiaries are not eligible to participate in the ESPP.

  Employee Contributions

        Eligible employees may elect to contribute up to 20% of their cash compensation during each six-month accumulation period, subject to certain statutory limits. Participants may withdraw their contributions at any time before the close of the accumulation period. At the end of each accumulation period, the Company will apply the amount contributed by the participant during that period to purchase shares of our Common Stock, but not more than 2,500 shares.

  Purchase Price

        Shares of our Common Stock are purchased for 85% of the lower of (i) the market price of our Common Stock on the last trading day before the beginning of the applicable "offering period;" or (ii) the market price of our Common Stock on the last trading day of the accumulation period.

  Offerings

        In general, each offering period is 24 months long, and a new offering period begins every six months. Thus, up to four overlapping periods may be in effect at the same time. If the market price of our Common Stock is lower when a subsequent offering period begins, the subsequent offering period automatically becomes the applicable offering period.

  Limitations of Stock Ownership

        A participant cannot be granted rights to purchase shares of our Common Stock that accrues at a rate greater than $25,000 for each calendar year in which such rights are outstanding (measured at the beginning of the offering periods). In addition, a participant cannot purchase shares of our Common Stock under the ESPP if, after the purchase, such participant would own more than 5% of the voting stock of the Company. All expenses incurred in connection with the implementation and administration of the ESPP will be paid by the Company.

U.S. Federal Income Tax Consequences

        The following description of the tax consequences may not apply to participants who reside outside the United States. State and local tax consequences may differ.

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. No income is recognized by a participant at the time a right to purchase our Common Stock is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

        A participant must recognize taxable income upon a disposition of shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of Section 423 have been satisfied. To satisfy the holding-period requirements of Section 423, shares acquired under the ESPP cannot be disposed of within two years after the first day of the offering period during which the shares are purchased. They also cannot be disposed of within one year after they are purchased.

        If the holding period is met, the participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the actual purchase price or (b) 15% of the fair market value of the shares immediately before the applicable offering period. The Company will not be entitled to any deduction under these circumstances.

        The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

        If the holding period is not met, the entire excess of the market value of the shares on the date of purchase over the purchase price will be taxed to the participant as ordinary income in the year of disposition. The Company will generally be entitled to a deduction for the same amount.

        The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

New Plan Benefits

        The following table presents certain information with respect to shares issued under the ESPP during the fiscal year ended December 31, 2003, to certain individuals and groups of individuals. The benefits to be received by these individuals and groups of individuals under the ESPP during the fiscal year ending December 31, 2004 will depend on a number of factors, including the fair market value of our common stock and the payroll contribution rate of the participant. Consequently, the benefits to be issued to those participants under the ESPP in 2004 is not currently determinable.

NEW PLAN BENEFITS
ESPP

Name and Position(s)	Dollar Value(1)	Shares Purchased
Kim D. Blickenstaff President and Chief Executive Officer	$6,708	160
Thomas M. Watlington Senior Vice President, Commercial Operations	$0	0
Kenneth F. Buechler, Ph.D. Senior Vice President, Research & Development	$46,161	1,101
Gunars E. Valkirs, Ph.D. Vice President, Biosite Discovery	$0	0
Christopher J. Twomey Vice President, Finance, Chief Financial Officer and Secretary	$34,861	894
All current executive officers as a group	$173,873	4,174
All employees as a group (excluding executive officers)	$4,148,742	102,495

(1)
Reflects the number of shares purchased under the ESPP by the applicable person or group on the two purchase dates occurring during fiscal year 2003 (June 30, 2003 and December 31, 2003) multiplied by the closing price of our Common Stock on those dates ($28.95 and $48.18, respectively).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance. The table does not include 1) the 500,000 additional shares that stockholders are being asked to approve under Proposal 2, or 2) the shares subject to the automatic share increase under the ESPP that stockholders are being asked to approve under Proposal 3.

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, restricted stock units and performance units A		Weighted-average exercise price of outstanding options, restricted stock units and performance units B		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) C
Equity compensation plans approved by security holders(2)	4,355,232	(4)	$28.87	(5)	326,945	(6)
Equity compensation plans not approved by security holders(3)	742,665		$36.40		304,883

Total	5,097,897	(4)	$29.97	(5)	631,828	(6)

(1)
The table does not include information for employee benefit plans of the Company and its subsidiaries intended to meet the qualification requirements of Section 401(a) of the Code and foreign employee benefit plans which are similar to Section 401(a) plans.

(2)
Consists of three plans: the 1989 Stock Plan, the 1996 Plan and the ESPP.

(3)
Consists of the 2002 Nonqualified Stock Incentive Plan.

(4)
The number takes account of 3,564 stock units issued as of December 31, 2003 under the 1996 Plan in lieu of annual retainers and meeting fees, as elected by director Howard E. Greene, Jr. The terms, including the form and time of settlement of such stock units, are to be determined by the Board of Directors and the Compensation Committee, and may vary from the number of units included here based on the stock price. Does not include shares of Common Stock issued or to be issued under the ESPP.

(5)
The weighted average exercise price does not include 3,564 outstanding stock units under the 1996 Plan or shares of Common Stock issued or to be issued under the ESPP.

(6)
Includes 241,006 shares available for issuance under the ESPP.

        The 2002 Nonqualified Stock Incentive Plan (the "Nonqualified Plan") provides for the grant of NSOs, restricted shares, stock units and stock appreciation rights to eligible employees and consultants. Officers and members of the Board of Directors have never received awards under the Nonqualified Plan. The Company currently intends to grant only NSOs under the Nonqualified Plan. An aggregate of 1,050,000 shares of Common Stock are currently reserved for issuance under the Nonqualified Plan, of which 500,000 shares are reserved for issuance as inducement awards only. As of March 31, 2004, 737,238 shares were subject to outstanding options, 309,560 shares were available for future grant and 3,202 shares had been issued upon the exercise of previously issued stock option awards. The Nonqualified Plan is administered by the Compensation Committee, which has the power to interpret the plan and the discretion to determine the terms of the options granted under the plan, including the number of shares covered by such options.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1988. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Auditors' Fees

        The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2003 and December 31, 2002.

	Fiscal Year (in thousands)
	2003	2002
Audit Fees(1)	265	216
Audit-related Fees(2)	17	15
Tax Fees(3)	333	126
All Other Fees	0	0

Total Fees	$615	$357

(1)
Includes fees for the annual audit and reviews of the Company's Quarterly Reports on Form 10-Q and Form S-8 Registration Statements.

(2)
Includes fees for the audit of the Company's 401(k) Savings Plan.

(3)
Includes fees for international and domestic tax compliance and planning services.

        All of the fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

        The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditors, Ernst & Young LLP, are reflected in the Audit Committee Charter. The Audit Committee Charter provides that the Audit Committee shall approve the terms and fees of all auditing and permissible non-audit services of the independent auditors in advance of the provision of those services. In connection with its pre-approval of any non-audit services, the Audit Committee shall also consider whether the performance by the independent auditors of such services is compatible with the auditors' independence.

        The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS

        Our executive officers, their positions, and ages as of March 31, 2004 are as follows:

Name	Age	Position
Kim D. Blickenstaff	51	President and Chief Executive Officer and Director
Kenneth F. Buechler, Ph.D.	50	Senior Vice President, Research & Development and Director
Gunars E. Valkirs, Ph.D.	52	Vice President, Biosite Discovery, and Chief Technical Officer
Thomas M. Watlington	48	Senior Vice President, Commercial Operations
Christopher R. Hibberd	38	Vice President, Strategic Planning and Business Development
Gary King	48	Vice President, International Operations
Nadine E. Padilla	44	Vice President, Corporate and Investor Relations
Christopher J. Twomey	44	Vice President, Finance, Chief Financial Officer and Secretary
Peter Witerzens, Ph.D.	62	Vice President, Operations

        Biographical information regarding each of our officers who are not also directors of the Company are as follows:

        Gunars E. Valkirs, Ph.D., a founder of Biosite and a co-inventor of certain of our proprietary technology, has been a Vice President and Chief Technical Officer since 1988. Dr. Valkirs has been Vice President, Biosite Discovery since April 2001. Prior to April 2001, he was our Vice President, Research and Development. Dr. Valkirs also served as a director of the Company from 1998 to April 2003. Before forming Biosite, he was a Scientific Investigator with the Diagnostics Research & Development Group at Hybritech, where he was the primary inventor of Hybritech's patented ICON technology. Dr. Valkirs is also a director of Nautilus Biotech, a privately held company. Dr. Valkirs holds a Ph.D. in Physics from the University of California at San Diego.

        Thomas M. Watlington joined us as Senior Vice President of Commercial Operations in December 1996. He was formerly Vice President, Marketing for the Diabetes Care Division for Boehringer Mannheim. From 1982 to December 1996, Mr. Watlington held various positions in marketing, strategic analysis and product development with Boehringer Mannheim. Mr. Watlington holds a B.S. in Biology from the University of Maryland.

        Christopher R. Hibberd joined us in June 1997 to head our business development activities after spending five years with the Boston Consulting Group, (BCG). At BCG, Mr. Hibberd was a Manager, leading client case teams in developing and implementing value-creating strategies for businesses in a variety of industry sectors. Prior to that, he held consulting positions at various companies and also was a Development Engineer for Albright & Wilson Americas from 1987 to 1990. Mr. Hibberd holds a B.S. in Engineering from the University of Toronto, Canada and an M.B.A. from the University of Western Ontario, Canada.

        Gary A. King joined us in July 2002 as Vice President, Worldwide Marketing and was promoted in November 2002 to Vice President, Worldwide Sales and Marketing. In November 2003, Mr. King assumed the position of Vice President, International Operations. He was formerly National Director of

Sales for Advanced Respiratory Incorporated. From 1987 to 2001, he held various positions in operations, sales, marketing, business development and general management for Hybritech, Eli Lilly and Guidant Corporation. Mr. King holds B.S. in Zoology from Pomona College and an M.B.A. from the Stanford Graduate School of Business.

        Nadine E. Padilla joined us as Director of Investor Relations and Corporate Communications in 1997 and was promoted to Vice President of Corporate and Investor Relations in October 2000. Prior to joining Biosite, Ms. Padilla was the Investor Relations Manager at Pyxis Corporation from its initial public offering in 1992 until its acquisition by Cardinal Health, Inc. in 1995. From 1995 to 1997, she was the Product Director for Pyxis' Access Medical Systems product line. Ms. Padilla also held various investor relations and financial reporting positions at HomeFed Bank and Great American Bank between 1985 and 1992. Ms. Padilla holds a B.A. in Political Science from the University of California, San Diego and an M.B.A. from the University of California, Los Angeles.

        Christopher J. Twomey joined us as Director of Finance in March 1990 and was promoted to Vice President of Finance and Chief Financial Officer in 1993. Mr. Twomey has also served as Secretary since June 2002. From 1981 to March 1990, Mr. Twomey was employed at Ernst & Young LLP, where from October 1985 to March 1990, he served as an Audit Manager. Mr. Twomey holds a B.A. in Business Economics from the University of California at Santa Barbara.

        Dr. Peter Witerzens joined us as Vice President of Operations in January 2000. From 1998 to the end of 1999, Dr. Witerzens was the Senior Director, Lab Systems Operations at Roche Diagnostics Indianapolis where he was responsible for the manufacturing activities of Roche's Laboratory Systems products, including the consolidation and relocation of two Roche production sites. From 1989 to 1998 he was Senior Director, Production Immunological Tests and Control Sera for Roche Diagnostics in Penzberg Germany. Dr. Witerzens received his Diploma in Chemistry and his doctorate degree in Pharmaceutical Chemistry from the University of Karlsruhe, Germany.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information regarding the ownership of our Common Stock as of January 31, 2004 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Common Stock.

	Beneficial Ownership(1)
Beneficial Owner	Shares Beneficially Owned	Percent Beneficially Owned
Neuberger Berman, Inc and its affiliates(2) 605 Third Avenue New York, NY 10158-3698	1,958,772	12.6%
Wellington Management Company, LLP and its affiliates(3) 75 State Street Boston, MA 02109	1,192,200	7.6%
Citigroup Inc. and its affiliates(4) 399 Park Avenue New York, NY 10043	1,134,186	7.3%
LeRoy C. Kopp and his affiliates(5) 7701 France Avenue South Suite 500 Edina, MN 55435	972,405	6.2%
Dr. Gunars E. Valkirs(6)(7)	520,833	3.3%
Kim D. Blickenstaff(6)	516,265	3.3%
Dr. Kenneth F. Buechler(6)(8)	511,171	3.3%
Howard E. Greene, Jr.(6)(9)	293,684	1.9%
Christopher J. Twomey(6)(10)	243,361	1.6%
Thomas M. Watlington(6)(11)	239,315	1.5%
Lonnie Smith(6)	25,684	*
Timothy J. Wollaeger(6)(12)	18,953	*
Dr. Anthony DeMaria(6)	16,615	*
All directors and executive officers as a group (13 persons)(13)	2,707,430	17.3%

Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 15,628,626 shares outstanding on January 31, 2004, adjusted as required by rules promulgated by the SEC.

(2)
Pursuant to a Schedule 13G dated February 13, 2004 that reported their holdings as of December 31, 2003, filed jointly by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management Inc. and Neuberger Berman Genesis Fund. According to this Schedule 13G, Neuberger Berman, Inc. reported beneficial ownership of 1,958,772 shares, or 12.6% of our Common Stock, sole voting power as to 18,000 shares, shared voting power as to 1,498,749 shares and shared dispositive power as to 1,958,772 shares; and Neuberger Berman Genesis Fund reported beneficial ownership of 1,453,500 shares of the our Common Stock, shared voting power as to 1,453,500 shares and shared dispositive power as to 1,453,500 shares. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-advisor and investment manager, respectively, of Neuberger Berman Genesis Fund and are deemed to have beneficial ownership over the shares held by Neuberger Berman Genesis Fund.

(3)
Pursuant to a Schedule 13G dated February 13, 2004 that reported their holdings as of December 31, 2003. According to this Schedule 13G, Wellington Management Company, LLP reported beneficial ownership of 1,192,200 shares of our Common Stock, shared voting power as to 581,200 shares and shared dispositive power as to 1,192,200 shares on behalf of itself and its wholly-owned subsidiary, Wellington Trust Company, NA.

(4)
Pursuant to a Schedule 13G dated February 2, 2004 that reported their holdings as of December 31, 2003, filed jointly by Smith Barney Fund Management LLC ("SB Fund"), Citigroup Global Markets Holdings Inc. ("CGM Holdings") and Citigroup Inc. ("Citigroup"). According to this Schedule 13G, Citigroup is the sole stockholder of SSB Holdings and SSB Holdings is the sole stockholder of SB Fund. In the Schedule 13G, SB Fund reported beneficial ownership of 964,626 shares of the our Common Stock, shared voting power as to 964,626 shares and shared dispositive power as to 964,626 shares; CGM Holdings reported beneficial ownership of 1,134,186 shares of our Common Stock, shared voting power as to 1,134,186 shares and shared dispositive power as to 1,134,186 shares; and Citigroup reported beneficial ownership of 1,134,186 shares of our Common Stock, shared voting power as to 1,134,186 shares and shared dispositive power as to 1,134,186 shares. Citigroup stated in this Schedule 13G that the numbers that it provided for beneficial ownership, shares as to which it has shared voting power and shares as to which it has shared dispositive power included shares held by other reporting persons.

(5)
Pursuant to a Schedule 13G dated January 23, 2004 that reported their holdings as of December 31, 2003, filed jointly by Kopp Investment Advisors, Inc. ("KIA"), LeRoy C. Kopp, Kopp Holding Company, LLC and Kopp Holding Company ("KHC"). According to this Schedule 13G, KIA is wholly-owned by Kopp Holding Company, LLC, which is controlled by LeRoy C. Kopp through KHC. KIA reported beneficial ownership of 788,120 shares of our Common Stock and stated that such shares are held in a fiduciary or representative capacity by KIA. KIA reported that it has sole voting power as to 788,120 shares, sole dispositive power as to 200,000 shares and shared dispositive power as to 766,405 shares. LeRoy C. Kopp reported beneficial ownership of 972,405 shares of Company Common Stock, sole voting power with respect to 6,000 shares and sold dispositive power over 6,000 shares.

(6)
The amounts shown include shares which may be acquired currently or within 60 days after January 31, 2004, through the exercise of stock options as follows: Mr. Blickenstaff, 227,678 shares; Dr. Valkirs, 241,150 shares; Dr. Buechler, 221,120 shares; Mr. Greene, 16,615 shares; Mr. Watlington, 214,765 shares; Mr. Twomey, 168,877 shares; Mr. Wollaeger, 3,953 shares; Mr. Smith, 25,684 shares; Dr. DeMaria, 16,615 shares.

(7)
Includes 278,898 shares held of record by the Valkirs Family Trust as to which Dr. Valkirs has shared voting and investment power and 785 shares held by a family member as to which Dr. Valkirs has shared voting and investment power.

(8)
Includes 289,693 shares held in a trust for the benefit of Dr. Buechler's family as to which Dr. Buechler has shared voting and investment power.

(9)
Includes 2,200 shares held in a trust for the benefit of Mr. Greene's children as to which Mr. Greene has shared voting and investment power.

(10)
Includes 74,057 shares held in trust for the benefit of Mr. Twomey's family as to which Mr. Twomey has shared voting and investment power.

(11)
Includes 300 shares held in trust for the benefit of Mr. Watlington's niece over which Mr. Watlington has voting and investment power.

(12)
Includes 15,000 shares held in trust for the benefit of Mr. Wollaeger's family as to which Mr. Wollaeger has shared voting and investment power.

(13)
Includes as outstanding an aggregate of 1,435,881 shares which may be acquired currently or within 60 days after January 31, 2004 pursuant to the exercise of options. Also includes 660,148 shares held by family trusts for the benefit of family members of directors and executive officers as to which such directors and executive officers have shared voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Non-Timely Filings

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering an aggregate of one transaction, was filed late by Lonnie Smith and two reports, covering an aggregate of 41 transactions, were filed late by Howard E. Greene, Jr. The late filings by Mr. Greene relate to his election to receive stock units in lieu of cash compensation for his attendance at meetings of the Board of Directors and committees thereof. Accordingly, the 41 transactions relates to compensation in an aggregate amount of 3,564 stock units issued to Mr. Greene for his attendance and participation in meetings during the period from January 1998 to May 2003.

  Timely, But Incorrect Filings

        During fiscal 2003, Mr. Greene timely reported a transaction but inadvertently did not include in that report indirect shareholdings of his children's trust. This omission was corrected by the reporting of these shares on an amended Form 4 filed on February 9, 2004.

Compensation of Directors

        Currently, each non-employee director of the Company receives a fee of $3,000 for each meeting attended in person, $1,250 for each telephonic Board meeting attended, $1,500 for each committee meeting attended in person and $800 for each telephonic committee meeting attended. In the fiscal year ended December 31, 2003, the total compensation paid to non-employee directors was $86,050. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the 1996 Plan. Options granted to non-employee directors under the 1996 Plan are intended by the Company not to qualify as ISOs under the Internal Revenue Code. The Company does not have a formal policy regarding granting options to new non-employee directors. However, during the last fiscal year, the Company granted options covering 5,000 shares to each non-employee director of the Company, at an exercise price per share of $47.66. The fair market value of the Common Stock underlying such options on the date of grant was $47.66 per share (based on the closing sales price reported on the Nasdaq National Market for the date of grant). These options vest daily over a four-year period commencing on the date of grant, but are not exercisable until six months from the date of the grant. As of December 31, 2003, 22,662 options had been exercised by non-employee directors under the 1996 Plan.

        Under the 1996 Plan, directors may elect to defer their fees until they terminate service with the Board of Directors. The deferred fees shall be deemed invested in our Common Stock and will be paid in cash in a lump sum or installments as determined by the Company. Under this arrangement, Howard E. Greene, Jr. has deferred fees equivalent to 3,564 stock units as of the end of fiscal year 2003. To date, no other directors have elected to defer their fees.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows, for the fiscal years ended 2001, 2002 and 2003, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2003 (the "Named Executive Officers"):

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)(4)	Bonus ($)(4)(5)	Other Annual Compensation ($)(2)	Securities Underlying Options(#)
Kim D. Blickenstaff President and Chief Executive Officer	2003 2002 2001	340,650 320,670 311,250	415,910 862,723 116,607	1,725 5,433 1,620	70,000 75,000 100,000
Thomas M. Watlington Senior Vice President, Commercial Operations	2003 2002 2001	267,240 256,470 246,000	325,495 679,732 91,877	872 833 796	50,000 56,250 50,000
Kenneth F. Buechler, Ph.D. Senior Vice President, Research & Development	2003 2002 2001	263,860 243,080 233,250	325,495 467,300 104,608	1,318 785 1,347	80,000 56,250 75,000
Gunars E. Valkirs, Ph.D. Vice President, Biosite Discovery	2003 2002 2001	202,088 243,080 233,250	245,929 197,154 69,518	977 1,204 1,440	40,000 56,250 75,000	(3)
Christopher J. Twomey Vice President, Finance, Chief Financial Officer and Secretary	2003 2002 2001	203,670 195,456 189,750	247,135 549,031 74,206	429 2,719 395	35,000 37,500 50,000

(1)
Includes pre-tax amounts deferred by each individual under the Company's 401(k) Plan.

(2)
Amounts represent payments on behalf of each individual for group term life insurance and separate term life insurance.

(3)
On December 17, 2001, options to purchase 30,000 shares of Common Stock were canceled.

(4)
Includes amounts deferred by each individual under the Company's Non-Qualified Deferred Compensation Plan. Individuals may elect to defer salary and bonus amounts under the plan.

(5)
The bonus amounts listed in this table for the fiscal years prior to 2003 have been restated from our prior disclosures to present this information in accordance with Item 402(b)(2)(iii) (B) of Regulation S-K, which requires that the dollar value of bonus earned by each Named Executive Officer be disclosed with respect to the fiscal year during which such bonus was earned. The aggregate amounts of bonuses earned by and paid to each of the Named Executive Officers remains unchanged.

Pension and Long-Term Incentive Plans

        The Company has no pension or long-term incentive plans.

STOCK OPTION GRANTS AND EXERCISES

        The following tables summarize option grants and exercises during fiscal 2003 to the Chief Executive Officer and the Named Executive Officers and the value of the options held by such persons at the end of fiscal 2003. The Company has not granted any SARs.

Option Grants In Last Fiscal Year

	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year(2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name			Exercise or Base Price ($/Sh)(3)	Expiration Date
					5%($)	10%($)
Kim D. Blickenstaff	70,000	4.83	47.66	6/18/13	2,098,118	5,317,043
Thomas M. Watlington	50,000	3.45	47.66	6/18/13	1,498,655	3,797,888
Kenneth F. Buechler, Ph.D	80,000	5.52	47.66	6/18/13	2,397,849	6,076,621
Gunars E. Valkirs, Ph.D	40,000	2.76	47.66	6/18/13	1,198,924	3,038,310
Christopher J. Twomey	35,000	2.41	47.66	6/18/13	1,049,059	2,658,521

(1)
These options vest daily over a four-year period commencing on the date of grant, except that no options are exercisable for the first six months after the date of grant. The number of shares which have vested under an option grant is determined by ascertaining the number of days subsequent to the date of the option grant, multiplying that number of days by the number of shares subject to the option grant, and in turn multiplying that product by 0.000684931 (one divided by the product of 365 days and four years).

(2)
The Company granted to employees options to acquire a total of 1,455,533 shares of the Company's Common Stock in 2003.

(3)
The exercise price of each option was equal to 100% of the fair market value of the Company's Common Stock on the date of grant, as determined using the Nasdaq closing price.

(4)
The potential realizable value of each grant of options has been calculated, pursuant to the regulations promulgated by the Securities and Exchange Commission, assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates of 5% and 10%, respectively. These values do not represent the Company's estimate or projection of future Common Stock value. There can be no assurance that any of the values reflected in the table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at End of Fiscal 2003(#)(1) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at End of Fiscal 2003($)(2) Exercisable/Unexercisable
Kim D. Blickenstaff	63,695	2,337,190	206,183/153,742	644,576/184,860
Thomas M. Watlington	59,276	2,405,958	202,226/99,598	1,992,791/138,644
Kenneth F. Buechler, Ph.D	27,176	1,234,914	203,286/139,124	1,059,459/138,644
Gunars E. Valkirs, Ph.D	35,000	1,037,211	227,677/93,573	1,901,730/138,644
Christopher J. Twomey	50,000	1,966,454	158,130/76,870	1,052,450/92,428

(1)
Includes all unexercised options, both in-the-money and out-of-the-money options, held by such individuals at December 31, 2003.

(2)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2003 ($28.95) minus the exercise price, as determined using the Nasdaq closing price.

Employment, Severance and Change of Control Agreements

        The Company's 1996 Plan and its Nonqualified Plan each provide that the Compensation Committee of the Board of Directors may determine that options, restricted shares, stock units and SARs granted under such plan ("Plan Grants"), at the time of granting such Plan Grant or thereafter, shall become fully vested and exercisable as to all shares of Common Stock subject to such Plan Grant in the event that a change in control occurs with respect to the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    This Report has been furnished by the Compensation Committee of the Board of Directors, is not "soliciting material," and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall not otherwise be deemed filed under such Acts.

        This report on executive compensation is provided by the Compensation Committee of the Board of Directors, which is comprised of two non-employee directors (the "Compensation Committee" or the "Committee"), to assist stockholders in understanding the objectives and procedures used in establishing the compensation of the Company's executive officers and describes the basis on which 2003 compensation determinations were made by the Committee. The members of the Compensation Committee are 41Lonnie M. Smith and Timothy J. Wollaeger. In making its determinations, the Compensation Committee relied in part upon independent surveys and public disclosures of the compensation of management of companies in the medical device and biotechnology industries.

        It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the achievement of objective performance goals. The Company's 1996 Plan is structured to qualify awards under such plans as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Compensation Philosophy and Objectives

        The Compensation Committee believes that compensation of the Company's executive officers should:

  •
  encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  integrate compensation with the Company's annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber personnel;

  •
  provide total compensation opportunity that is competitive with companies in the healthcare, diagnostics, biotechnology and medical device industries, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance; and

  •
  align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership.

Key Elements of Executive Compensation

        Executive officer compensation is based primarily on the Company's achievement of certain business objectives, as well as individual contribution and achievement of individual business objectives by each of such officers. Corporate and individual objectives are established at the beginning of each fiscal year. Performance by the Company and executive officers is measured by reviewing and determining if the corporate and individual objectives have been accomplished. Currently, the Company's compensation structure for executive officers includes a combination of base salary, cash bonuses and stock options.

  Base Salary

        Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the medical device and biotechnology industries. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that the Company's salary levels for the executive officers are at a level that the Committee, at the time such salary determinations were made, considered to be reasonable and necessary given the Company's financial resources and the stage of its development. In March 2003, the Compensation Committee set annual salaries for 2003. The Compensation Committee reviews salaries on an annual basis. At an annual review, the Compensation Committee may increase each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and expectations for the next 12 months. Individuals may elect to defer portions of their salary under the Company's Non-Qualified Deferred Compensation Plan.

  Bonus

        The Committee may award bonuses throughout the year based on the Company's achievements and the individual's contributions to those achievements, if it deems such an award to be appropriate. The Company also maintains an Executive Bonus Plan pursuant to which the Committee annually establishes specific bonus objectives. Based on the Company's achievement of a number of key financial performance objectives in 2003 that were important for the continued growth and development of the Company, the Committee awarded cash bonuses in 2003 to certain officers. Individuals may elect to defer portions of their bonus awards under the Company's Non-Qualified Deferred Compensation Plan.

  Stock Options

        Long-term incentives are provided by means of periodic grants of stock options. The Company's 1996 Plan is administered by the Compensation Committee. The Committee believes that by granting executive officers an opportunity to obtain and increase their personal ownership of Company stock, the best interests of stockholders and executives will be more closely integrated. The options have exercise prices equal to fair market value on the date of grant, vest over a four-year period, and expire ten years from the date of grant. Vesting ceases should the executive leave the Company's employment. These vesting provisions of the option plan serve to retain qualified employees, providing continuing benefits to the Company beyond those achieved in the year of grant. Therefore, executive officers, as well as employees, directors, independent contractors and advisors who perform services for the Company, are eligible to receive stock options periodically at the discretion of the Committee. Consideration is given to the executive officer's performance against the accomplishment of corporate objectives, to comparisons with other healthcare, diagnostics, biotechnology and medical device y companies at similar stages of development as determined by independent surveys and the Committee's knowledge of industry practice, to the number of options previously granted to each executive officer and to the extent of vesting of options and/or restricted stock previously awarded to each executive officer.

Chief Executive Officer Compensation

        The salary paid to Kim D. Blickenstaff, the Company's President and Chief Executive Officer, was $340,650 in 2003. In establishing Mr. Blickenstaff's salary base, the Committee recognized Mr. Blickenstaff's efforts in advancing the development and growth of the Company and the corporate objectives achieved. The Committee determined that the accomplishments were critical to the Company's future growth and enhancement of stockholder value and, accordingly, determined to compensate Mr. Blickenstaff for his efforts on behalf of the Company. In addition, the Compensation Committee took into consideration salary levels of chief executive officers at companies with similar headcount and market capitalizations or complexity in the medical device and biotechnology industries. Mr. Blickenstaff was also eligible for, and received, a bonus in 2003 in the amount of $415,910, which was based on the level of the Company's revenues and operating income. Mr. Blickenstaff was also awarded a stock option grant to purchase 70,000 shares of the Company's common stock at an exercise price of $47.66.

        Mr. Blickenstaff is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation.

                      Compensation Committee

                      Timothy J. Wollaeger, Chairman
                      Lonnie M. Smith

Compensation Committee Interlocks and Insider Participation

        The members of the Company's Compensation Committee during 2003 were Lonnie M. Smith and Timothy J. Wollaeger. There were no interlocks or other relationships among the Company's executive officers and directors that are required to be disclosed under applicable executive compensation disclosure regulations.

PERFORMANCE MEASUREMENT COMPARISON

    This section is not "soliciting material" and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

        The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Center for Research in Securities Prices Total Return Index for The Nasdaq Stock Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks Index (the "Nasdaq Medical Products Index") since December 31, 1998. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BIOSITE INCORPORATED, THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE NASDAQ MEDICAL EQUIPMENT INDEX

	12/31/1998	12/31/1999	12/29/2000	12/31/2001	12/31/2002	12/31/2003
Biosite Incorporated	$100.00	$131.28	$331.80	$150.73	$279.14	$237.54
Nasdaq Composite Index	100.00	183.72	101.37	78.48	57.79	91.54
Nasdaq Medical Products Index*	100.00	127.39	161.58	168.66	126.55	185.18

*
Assumes a $100 investment on December 31, 1998 in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Medical Products Index, including reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During the 2003 fiscal year, there were no transactions or relationships between the Company, on the one hand, and our directors, nominees for director, executive officers or 5% stockholders, on the other hand, that require disclosure under the Securities Act of 1933 or the Securities Exchange Act of 1934.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Biosite Incorporated stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Christopher J. Twomey Vice President, Finance, Chief Financial Officer and Secretary

May 17, 2004

Exhibit A

BIOSITE INCORPORATED
AMENDED AND RESTATED
STOCK INCENTIVE PLAN

Effective June 18, 2004

ARTICLE 1    INTRODUCTION.

        The Plan was adopted by the Board on December 5, 1996, and was approved by the Company's stockholders on December 6, 1996. The Plan is effective December 1, 1996. However, Articles 7, 8 and 9 shall not apply prior to the Company's initial public offering. On February 27, 1998, the Plan was amended by the Board to increase the number of shares under the Plan. The Plan was amended again on March 26, 1999, January 28, 2000, January 19, 2001, April 17, 2002, and June 18, 2003, to increase the number of shares available under the Plan, and on April 20, 1999, to remove provisions permitting the repricing of stock options at lower exercise prices, on November 7, 2002, to revise provisions as to limitations on payments under the Plan, and on October 23, 2002, to adopt provisions applicable to stock options granted to recipients residing in France. On April 15, 2004, the Plan was amended by the Compensation Committee to further increase the number of shares available under the Plan and to revise certain provisions of the Plan applicable to stock options granted to employees located in France.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2    ADMINISTRATION.

        2.1   Committee Composition. The Plan shall be administered by the Committee. Except as provided below, the Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a)   Such requirements, if any, as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b)   Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may act on its own behalf with respect to Outside Directors and may also appoint one or more separate committees composed of one or more officers of the Company who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key Employees who are not "covered employees" under section 162(m)(3) of the Code and who are not required to report pursuant to § 16(a) of the Exchange Act.

        2.2   Committee Responsibilities. The Committee shall (a) select the Key Employees who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3    SHARES AVAILABLE FOR GRANTS.

        3.1   Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares available for Restricted Shares, Stock Units, Options and SARs awarded under the Plan shall not exceed six million three hundred thousand (6,300,000). Of the Common Shares available hereunder, no more than 20% in aggregate shall be available with respect to Outside Directors. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10. The number of Common Shares available under this Plan shall be increased by unexercised or forfeited Common Shares under the Company's 1989 Stock Plan.

        3.2   Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Shares, then such Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.

        3.3   Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4    ELIGIBILITY.

        4.1   General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee.

        4.2   Outside Directors. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Plan shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

        4.3   Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

ARTICLE 5    OPTIONS.

        5.1   Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan (including any addendum hereto) and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the

Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

        5.2   Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 250,000 Common Shares, subject to adjustment in accordance with Article 10.

        5.3   Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than the par value of the Common Shares subject to such NSO. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding, provided that prior to the Company's initial public offering, the NSO Exercise Price shall be at least 85% (110% for 10% shareholders) of the Fair Market Value of a Common Share of Stock on the date of grant.

        5.4   Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, provided that prior to the Company's initial public offering, Options shall become exercisable pursuant to a schedule providing for at least 20% vesting per year over a five-year period (or, in the case of performance options, to the extent permitted under applicable regulations of the California Department of Corporations). The Stock Option Agreement shall also specify the term of the Option, provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Notwithstanding the foregoing, no Options may be accelerated prior to the Company's initial public offering.

        Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

        Prior to the Company's initial public offering, Options must be exercised within 30 days of the termination of employment (six months for termination on account of death or disability).

        5.5   Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

        5.6   Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or different exercise price; provided, however, that with respect to the shares subject to the new Option, there shall be no decrease in the aggregate exercise price of such shares, determined on an adjusted basis. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

        5.7   Other Requirements Prior to Company's Initial Public Offering. Prior to the Company's initial public offering, Optionees shall receive Company financial statements at least annually.

ARTICLE 6    PAYMENT FOR OPTION SHARES.

        6.1   General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a)   In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b)   In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2   Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

        6.3   Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        6.4   Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        6.5   Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

        6.6   Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7    STOCK APPRECIATION RIGHTS.

        7.1   SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        7.2   Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 250,000 Common Shares, subject to adjustment in accordance with Article 10.

        7.3   Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        7.4   Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        7.5   Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

        7.6   Exercise of SARs. The exercise of an SAR shall be subject to the restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

        7.7   Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8    RESTRICTED SHARES AND STOCK UNITS.

        8.1   Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

        8.2   Payment for Awards. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        8.3   Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

        8.4   Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

        8.5   Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        8.6   Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

ARTICLE 9    VOTING AND DIVIDEND RIGHTS.

        9.1   Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

        9.2   Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

ARTICLE 10    PROTECTION AGAINST DILUTION.

        10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3, (b) the limitations set forth in Sections 5.2 and 7.2, (c) the number of NSOs to be granted to Outside Directors under Section 4.2, (d) the number of Stock Units included in any prior Award which has not yet been settled, (e) the number of Common Shares covered by each outstanding Option and SAR or (f) the Exercise Price under each outstanding Option and SAR. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration (provided the Company has previously had its initial public offering), or for settlement in cash.

ARTICLE 11    AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 12 PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

        12.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

        12.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 13    LIMITATION ON RIGHTS.

        13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

        13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

        13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 14    LIMITATION ON PAYMENTS.

        The following provisions in this Article 14 are effective for Awards granted on or after November 7, 2002.

        14.1 Excise Tax. If any acceleration of the vesting of a Participant's Awards under this Plan ("Acceleration") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Acceleration shall be reduced to the Reduced Amount. The "Reduced Amount" shall be whichever of the following which would provide the largest after-tax benefit to the Participant: (i) the largest portion of the Acceleration that would result in no portion of the Acceleration being subject to the Excise Tax or (ii) the largest portion, up to and including the total, of the Acceleration, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Participant's receipt, on an after-tax basis, of the greater amount of the Acceleration notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. In the event that the Acceleration is to be reduced, such Acceleration shall be cancelled in the reverse order of the date of grant of the Participant's Awards unless the Participant elects in writing a different order for cancellation.

        The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the transaction triggering the Acceleration ("Triggering Transaction") shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Triggering Transaction, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

        14.2 Calculations. The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Corporation and Participant within fifteen (15) calendar days after the date on which Participant's right to Acceleration arises (if requested at that time by the Company or Participant) or at such other time as requested by the Company or Participant. If the accounting firm determines that no Excise Tax is payable with respect to an Acceleration, either before or after the application of the Reduced Amount, it shall furnish the Company and Participant with an opinion reasonably acceptable to Participant that no Excise Tax will be imposed with respect to such Acceleration. Any good faith determination of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and Participant.

        14.3 Related Corporations. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the accounting firm in accordance with section 280G(d)(5) of the Code.

ARTICLE 15    WITHHOLDING TAXES.

        15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        15.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any

Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 16    ASSIGNMENT OR TRANSFER OF AWARDS.

        16.1 General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs and, prior to the Company's initial public offering, NSOs may not be transferable. However, this Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

        16.2 Trusts. Neither this Article 16 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

ARTICLE 17    FUTURE OF THE PLAN.

        17.1 Term of the Plan. The Plan, as set forth herein, was adopted on December 5, 1996, and became effective December 1, 1996, except that Articles 7, 8 and 9 shall not be effective prior to the date of the Company's initial public offering. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after November 30, 2006.

        17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 18    DEFINITIONS.

        18.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        18.2 "Board" means the Company's Board of Directors, as constituted from time to time.

        18.3 "Change in Control" shall mean the occurrence of any of the following events:

          (a)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (b)   A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

            (A)  Had been directors of the Company 24 months prior to such change; or

            (B)  Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (c)   Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

  The term "Change in Control" shall not include the Company's initial public offering or a transaction, the sole purpose of which is to change the state of the Company's incorporation.

        18.4 "Code" means the Internal Revenue Code of 1986, as amended.

        18.5 "Committee" means a committee of the Board, as described in Article 2.

        18.6 "Common Share" means one share of the common stock of the Company.

        18.7 "Company" means Biosite Incorporated, a Delaware corporation.

        18.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        18.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        18.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

          (a)   If the Common Shares were traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (b)   If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

          (c)   If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d)   If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        18.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

        18.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

        18.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

        18.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

        18.15 "Optionee" means an individual or estate who holds an Option or SAR.

        18.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

        18.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        18.18 "Participant" means an individual or estate who holds an Award.

        18.19 "Plan" means this 1996 Stock Incentive Plan of Biosite Incorporated, as amended from time to time.

        18.20 "Restricted Share" means a Common Share awarded under the Plan.

        18.21 "SAR" means a stock appreciation right granted under the Plan.

        18.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

        18.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

        18.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        18.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        18.26 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 19    EXECUTION.

        To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

BIOSITE INCORPORATED
By

Rules of the Biosite Incorporated
1996 Stock Incentive Plan for Employees in France

1.
Introduction.

        The Board of Directors (the "Board") of Biosite Incorporated (the "Company") has established the Biosite Incorporated 1996 Stock Incentive Plan (the "U.S. Plan") for the benefit of certain employees of the Company, its parent and subsidiaries, including its subsidiary(ies) in France of which the Company holds directly or indirectly at least 10% of the share capital (the "French Subsidiary"). The U.S. Plan specifically authorizes the committee established by the Board to administer the U.S. Plan (the "Committee") to adopt such rules or guidelines relating to the U.S. Plan (including with respect to options granted in France) as the Committee deems appropriate to implement the U.S. Plan. The Committee has determined that it is appropriate and advisable to establish a sub-plan for the purpose of permitting such options to qualify for French favorable local tax and social security treatment. The Committee, therefore, intends to establish a sub-plan of the U.S. Plan for the purpose of granting options that qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186 of the French Commercial Code, as amended, to qualifying employees who are resident in France for French tax purposes (the "French Optionees"). The terms of the U.S. Plan, as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the Biosite Incorporated 1996 Stock Incentive Plan for Employees in France (the "French Plan").

        Under the French Plan, the French Optionees will be granted only Options as defined in Section 2 hereunder. In no case will they will granted other awards, e.g., stock appreciation rights, restricted shares, restricted stock units or any other type of award, as described in the U.S. Plan.

2.
Definitions.

        Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the U.S. Plan. The terms set out below will have the following meanings:

        (a)   Option. The term "Option" shall have the following meaning:

        Purchase stock options that are rights to acquire Common Shares repurchased by the Company prior to the vesting of the Options; or

        Subscription stock options that are rights to subscribe for newly issued Common Shares.

        (b)   Closed Period. The term "Closed Period" means specific periods as set forth by Section L. 225-177 of the French Commercial Code, as amended, during which French qualifying Options cannot be granted, so long as such Closed Periods are applicable to Options, as described in Section 9 below.

        (c)   Grant Date. Notwithstanding any provisions in the U.S. Plan to the contrary, the term "Grant Date" shall be the date on which both (a) the French Optionee is designated, and (b) the terms and conditions of the Option including the number of Common Shares and the method for determining the Exercise Price are specified. In no event shall the Grant Date be during a Closed Period. In such a case, the effective Grant Date for the French Optionee would be the date described in Section 9 below.

        (d)   Disability. The term "Disability" is defined in accordance with categories 2 and 3 under Section L. 341-4 of the French Social Security Code, as amended.

3.
Entitlement to Participate.

        (a)   Subject to Section 3(b) below, any individual who, on the Grant Date, is either bound to the French Subsidiary by an employment contract ("contrat de travail") or who is a corporate officer of the French Subsidiary, shall be eligible to receive Options under the French Plan provided that he or she also satisfies the eligibility conditions of the U.S. Plan.

        (b)   Notwithstanding any provision in the U.S. Plan to the contrary, Options may not be issued under the French Plan to employees or corporate officers owning more than ten percent (10%) of the Company's capital shares or to individuals other than employees and corporate officers of the French Subsidiary. Options may not be issued to directors of the French Subsidiary, other than managing directors (Président du Conseil d'Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés par actions), unless they are employed by the French Subsidiary, as defined by French law.

4.
Non-Transferability of Option.

        Notwithstanding any provision in the U.S. Plan to the contrary and, except in the case of death, Options cannot be transferred to any third party. In addition, the Options are only exercisable by the French Optionee during the lifetime of the French Optionee.

5.
Conditions of the Option/Exercise Price.

        (a)   Notwithstanding any provision in the U.S. Plan to the contrary, the terms and conditions of the Options shall not be modified after the Grant Date, except that the Exercise Price and number of Common Shares subject to the Option may be modified as provided under Section 7 below, or as otherwise in keeping with French law.

        (b)   The Options will vest and become exercisable pursuant to the terms and conditions set forth in the U.S. Plan, this French Plan and the respective Stock Option Agreement delivered to each French Optionee. Notwithstanding any provision in the U.S. Plan to the contrary, the French Optionee will not be permitted to sell Common Shares acquired upon exercise of an Option before the expiration of the applicable holding period for French qualifying Options set forth by Section 163 bis C of the French Tax Code, as amended, except as provided in this French Plan or as otherwise in keeping with French law. To prevent the French Optionee from selling the Common Shares subject to the Option before the expiration of the applicable holding period, the Committee may, in its discretion, restrict the vesting and/or exercisability of the Option and/or the sale of Common Shares until the expiration of the applicable holding period, as set forth in the Stock Option Agreement to be delivered to each French Optionee. However, the French Optionee may be permitted to vest in or exercise the Option or sell the Common Shares subject to the Option before the expiration of the applicable holding period in the cases of dismissal, forced retirement, Disability or death, as defined in Section 91 ter of Exhibit II to the French Tax Code, as amended, and in applicable Circulars

        (c)   The method for determining the Exercise Price payable pursuant to Options issued hereunder shall be fixed by the Committee on the Grant Date, but in no event shall the Exercise Price per Common Share be less than the greater of:

  (1)
  With respect to purchase stock options, the higher of either 80% of the average quotation price of Common Shares during the 20 days of quotation immediately preceding the Grant Date or 80% of the average purchase price paid for such Common Shares by the Company;

  (2)
  With respect to subscription stock options, 80% of the average quotation price of Common Shares during the 20 days of quotation immediately preceding the Grant Date; and

  (3)
  The minimum Exercise Price permitted under the U.S. Plan.

6.
Payment of Exercise Price and Withholding.

        Notwithstanding any provisions in the U.S. Plan to the contrary, upon exercise of an Option, the full Exercise Price and any required tax and/or social security contributions to be withheld by the French Subsidiary on behalf of the French Optionee will have to be paid either in cash, by check or by wire transfer. Under a cashless exercise program, the French Optionee may also give irrevocable instructions to a stockbroker to properly deliver the Exercise Price to the Company. Notwithstanding any provisions in the U.S. Plan to the contrary, no delivery of prior owned Common Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Common Shares may be used as consideration for exercising an Option.

7.
Adjustments.

        Notwithstanding any provisions of the U.S. Plan to the contrary, in compliance with French law, adjustments to the Exercise Price and/or the number of Common Shares subject to an Option issued hereunder shall be made to preclude the dilution or enlargement of benefits under the Option only in the event of one or more of the transactions listed below by the Company. Furthermore, even upon occurrence of one or more of the transactions listed below, no adjustment to the kind of securities to be granted shall be made (i.e., only Options to acquire Common Shares, or the equivalent, that are neither convertible nor exchangeable into other securities or into cash shall be granted to French Optionees). The transactions are as follows:

  •
  an issuance of new Common Shares for cash consideration reserved to the Company's existing shareholders

  •
  an issuance of convertible or exchangeable bonds reserved to the Company's existing shareholders;

  •
  a capitalization of retained earnings, profits, or issuance premiums;

  •
  a distribution of reserves by payment in cash or Common Shares;

  •
  a cancellation of Common Shares in order to absorb losses; and

  •
  a repurchase by the Company of its own Common Shares at a price higher than their then current quotation price in the open market.

8.
Reorganization.

        In the event that a significant decrease in the value of Options granted to French Optionees occurs or is likely to occur as a result of a reorganization or a Change in Control as described in the U.S. Plan, the Committee may, in its sole discretion, but shall not be required to, authorize the immediate vesting and exercise of Options and the sale of Common Shares before the date on which any such reorganization or Change in Control becomes effective. If this occurs, the Options may not receive favorable tax and social security treatment under French law.

9.
Closed Periods.

        Notwithstanding any provisions in the U.S. Plan to the contrary and since Common Shares are traded on a regulated market, Options shall not be granted to French Optionees during the Closed Periods defined by Section L. 225-177 of the French Commercial Code, as amended, so long as such Closed Periods are applicable to the Options. If the Grant Date were to occur during an applicable Closed Period, the effective Grant Date for French Optionees shall be the first date following the expiration of the Closed Period which would not be a prohibited Grant Date under the U.S. Plan rules, as determined by the Committee.

10.
Termination of Employment/Service.

        If a termination of employment is due to death, the Option shall be exercisable as set forth in Section 11 below.

        In the event of a termination of employment for reasons other than death, the Option shall be exercisable as set forth in the Stock Option Agreement entered into with the French Optionee.

11.
Death.

        In the event of the death of a French Optionee, all unforfeited Options shall become immediately vested and exercisable. The French Optionee's heirs may exercise the Options within six months following the death, but any outstanding Option which remains unexercised shall expire six months following the date of the French Optionee's death. The six-month exercise period will apply without regard to the term of the Option.

12.
Term of the Option.

        The term of the Option will be nine years and six months, unless otherwise specified in the applicable Stock Option Agreement. This term can be extended only in the event of the death of the French Optionee, and in no event will the term exceed ten years.

13.
Interpretation.

        In the event of any conflict between the provisions of the present French Plan and the U.S. Plan, the provisions of the French Plan shall control for any grants made thereunder to French Optionees.

        It is intended that Options granted under the French Plan shall qualify, subject to fulfillment of any applicable legal, tax and reporting obligations, for the favorable tax and social security charges treatment applicable to stock options granted under Sections L. 225-177 to L. 225-186 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, as well as the French tax and social security administrations.

14.
Employment Rights.

        The adoption of this French Plan shall not confer upon the French Optionees, or any employees of the French Subsidiary, any employment rights and shall not be construed as part of the French Optionees' employment contracts, if any.

15.
Amendments.

        Subject to the terms of the U.S. Plan, the Committee reserves the right to amend or terminate the French Plan at any time. Such amendments would only apply to future grants and would not be retroactive.

16.
Effective Date.

        This amended and restated French Plan is effective as of April 15, 2004.

Exhibit B

BIOSITE INCORPORATED
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

I.     PURPOSE OF THE PLAN.

        The Plan was adopted by the Company's Board of Directors on December 5, 1996. On February 27, 1998, January 19, 2001 and March 28, 2003 the Plan was amended to increase the number of shares available under the Plan. On October 23, 2003, the Board of Directors amended and restated the ESPP to increase the maximum contribution amounts allowed by employees under the ESPP and to modify provisions regarding enrollment in the ESPP. On April 15, 2004, the Plan was amended by the Compensation Committee of the Board of Directors to add an evergreen provision and to make certain other changes.

        The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions, unless payroll deductions are prohibited by local laws in which case Eligible Employees may contribute to the Plan by other means, as determined by the Committee. In the case of employees on leave for military duty or any other unpaid leave who are guaranteed reinstatement by law or by contract with the Company, such employees shall contribute to the Plan by check or by other means, as determined by the Committee. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

II.    ADMINISTRATION OF THE PLAN.

  A.
  The Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

  B.
  Rules and Forms. The Committee may adopt such rules and forms under the Plan as it considers appropriate.

III.  ENROLLMENT AND PARTICIPATION.

  A.
  Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. Except for the first Offering Period, Offering Periods shall consists of the 24-month periods commencing on each January 1 and July 1. The first Offering Period shall commence on the effective date of the Company's initial public offering and end on December 31, 1998.

  B.
  Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. Except for the first Accumulation Period, Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1. The first Accumulation Period shall commence on the effective date of the Company's initial public offering and end on June 30, 1997.

  C.
  Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company on or prior to the last working day prior to the commencement of such Offering Period.

  D.
  Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

  E.
  Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

  i.
  Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

  ii.
  In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

  iii.
  When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

IV.    EMPLOYEE CONTRIBUTIONS.

  A.
  Frequency of Payroll Deductions/Contributions. Generally, a Participant shall make contributions to purchase shares of Stock under the Plan by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan. Notwithstanding the foregoing, if a Participant resides in a jurisdiction in which payroll deductions are prohibited by local laws, such Participant may contribute to the Plan by other means, as determined by the Committee. Furthermore, a Participant who is on leave for military duty or a Participant on other unpaid leave who is guaranteed reinstatement by law or by contract with the Company may purchase shares by means of check delivered to the Company's payroll department, provided such checks are delivered in a manner consistent with past payroll deductions, or by other means, as determined by the Committee.

  B.
  Amount of Payroll Deductions/Contributions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld or contribute for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation (or certain components of the Eligible Employee's Compensation at his or her election), but not less than 1% nor more than 20%. For those employees on leave for military duty or for employees on other unpaid leave who are guaranteed reinstatement by law or by contract with the Company, the Eligible Employee shall designate on the enrollment form the portion of his or her Prior Compensation that he or she elects to pay for the purchase of Stock, and shall provide the Company with checks on each payday for not less than 1% nor more than 20% of that Prior Compensation pro-rated over the relevant period.

  C.
  Changing Withholding/Contribution Rate. A Participant may change his or her rate of payroll withholding or the amount of his or her contributions for an Accumulation Period only once during the Accumulation Period. In order to make any such change, a Participant must file a new enrollment form with the Company not later than one week prior to the last trading day of the Accumulation Period for which such change is to be effective. If a Participant wishes to change his or her rate of payroll withholding or the amount of his or her contributions for a subsequent Accumulation Period, the Participant must file a new enrollment form with the Company not later than one week prior to the last working day prior to the commencement of the subsequent Accumulation Period for which such change is to be effective.

  D.
  Discontinuing Payroll Deductions/Contributions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.

V.     WITHDRAWAL FROM THE PLAN.

  A.
  Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest, unless required by local laws. No partial withdrawals shall be permitted.

  B.
  Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until her or she re-enrolls in the Plan under Section 3(b).

VI.   TERMINATION OF EMPLOYMENT OR DEATH.

  A.
  Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

  B.
  Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form, provided such beneficiary designation is valid under local laws, or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company before the Participant's death.

VII. PLAN ACCOUNTS AND PURCHASE OF SHARES.

  A.
  Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation or contributed by the Participant under the Plan, such amount shall be credited to the Participant's Plan Account. Whenever a check from a Participant who is on leave for military duty or a Participant on other unpaid leave who is guaranteed reinstatement by law or by contract with the Company is received under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts, unless required under local laws.

  B.
  Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

  i.
  85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)); or

  ii.
  85% of the Fair Market Value of such share on the last trading day in such Accumulation Period.

  C.
  Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 2,500 shares of Stock with respect to any Accumulation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

  D.
  Available Shares Insufficient. In the event that as of the beginning of an Accumulation Period the Committee determines that the aggregate number of shares that all Participants are projected or are likely to elect during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), including in connection with an Offering Period beginning prior to the date of the Accumulation Period with insufficient shares, then the Committee may either determine that such shares shall not be made in connection with any previous Offering Period but shall be added to any new increase in the shares available under the Plan in a new Offering Period starting on the date of the Accumulation Period with insufficient shares, or the number of shares to which each Participant is entitled in any Offering Period shall be determined by multiplying the number of Shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase. In the event the Committee does not make any determination, the default method for dealing with insufficient shares in an Accumulation Period shall be the fractional method described in the preceding sentence.

  E.
  Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares shall be registered in the name of the Participant or, provided it is permissible under local laws, jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

  F.
  Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above or Section 12(a) shall be refunded to the Participant in cash, without interest, unless required under local laws.

  G.
  Failure of Shareholders to Approve Plan. In the event shareholders of the Company do not approve this Plan, the Participant's Plan Account shall be repaid to the Participant in cash and no Company shares will be purchased for the Participant under this Plan.

VIII. LIMITATIONS ON STOCK OWNERSHIP.

        Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

    i.
    Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or

    ii.
    Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

        Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Accumulation Period.

IX.   RIGHTS NOT TRANSFERABLE.

        The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation, if permissible under local laws, or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

X.    NO RIGHTS AS AN EMPLOYEE.

        Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

XI.   NO RIGHTS AS A STOCKHOLDER.

        A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

XII. STOCK OFFERED UNDER THE PLAN.

  A.
  Authorized Shares. Subject to adjustment pursuant to this Section 12, the aggregate number of shares of Stock available for purchase under the Plan shall be 800,000, plus an annual increase to be added on the first day of each calendar year of the Company for a period of ten (10) years, commencing on the first day of the calendar year that begins on January 1, 2005 and ending on (and including) the first day of the calendar year that begins on January 1, 2014, equal to the lesser of (i) one and one-half percent of the shares of Stock outstanding at the end of the prior calendar year (rounded down to the nearest whole share); or (ii) 1,500,000 shares of Stock; provided, however, that in no event will such annual increase cause the aggregate number of shares of Stock available for purchase under the Plan to exceed five percent (5%) of the number of outstanding shares of capital stock of the Company at the end of the prior calendar year. Notwithstanding the foregoing, the Board of Directors may act, prior to the first day of any calendar year of the Company, to increase the aggregate number of shares of Stock available for purchase under the Plan by such number of shares of Stock as the Board of Directors shall determine, which number shall be less than that determined pursuant to the preceding sentence. If any right to purchase Stock granted under the Plan shall for any reason terminate without having been exercised, the shares of Stock not purchased shall remain available for purchase under the Plan.

  B.
  Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 2,500-share limitation described in Section 7 (c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company's stockholders.

  C.
  Reorganizations. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest, unless required under local laws. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

XIII. AMENDMENT OR DISCONTINUANCE.

        The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. For the avoidance of doubt, and without limiting the foregoing, if the Company's accountants advise the Company that the accounting treatment of purchases under the Plan will change or have changed in a manner that the Company determines is detrimental to its best interests, then the Company may, in its discretion, take any or all of the following actions: (i) terminate each ongoing Offering Period as of the end of the current Accumulation Period (after the purchase of stock with respect to the then current Accumulation Period) under such Offering Period; (ii) set a new Accumulation Period or Accumulation Periods with respect to each ongoing Offering Period and terminate each such Offering Period after the purchase of stock with respect to the then current Accumulation Period; (iii) amend the Plan and one or more of the ongoing Offering Periods to reduce or eliminate an accounting treatment that is detrimental to the Company's best interests and (iv) terminate each ongoing Offering Period and refund any money contributed to the Participants. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

XIV. DEFINITIONS.

  A.
  "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

  B.
  "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

  C.
  "Committee" means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

  D.
  "Company" means Biosite Incorporated, a Delaware corporation.

  E.
  "Compensation" means the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, overtime pay and commissions, but excluding bonuses, incentive compensation, moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.

  F.
  "Eligible Employee"means any common-law employee (or non-U.S. equivalent thereof) of a Participating Company.

  G.
  "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

  i.
  If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ Stock Market or the NASDAQ National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

  ii.
  If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ Stock Market or the NASDAQ National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ Stock Market or the NASDAQ National Market;

  iii.
  If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

  iv.
  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal or as reported directly to the Company by NASDAQ or a comparable exchange. Such determination shall be conclusive and binding on all persons.

  H.
  "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

  I.
  "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

  J.
  "Participating Company" means the Company and each present or future Subsidiary, except Subsidiaries excluded by the Committee.

  K.
  "Plan" means this Biosite Incorporated Employee Stock Purchase Plan, as amended from time to time.

  L.
  "Plan Account" means the account established for each Participant pursuant to Section 6(a).

  M.
  "Prior Compensation" means the Compensation received by an Eligible Employee who is on leave for military duty, or an Eligible Employee on other unpaid leave who is guaranteed reinstatement by law or by contract with the Company, during the year period ending the month before such Eligible Employee was called to duty or began his or her leave. In the event that an Eligible Employee has not been employed by a Participating Company for a full year as of the date of his or her unpaid leave, the Prior Compensation shall be such Eligible Employee's regular Compensation annualized prior to such leave.

  N.
  "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

  O.
  "Stock" means the Common Stock of the Company.

  P.
  "Subsidiary" means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

XV.  EXECUTION.

        To record the adoption of the Plan by the Board of Directors, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

BIOSITE INCORPORATED
By:

PLEASE DETACH PROXY CARD HERE

BIOSITE INCORPORATED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING ON JUNE 18, 2004
P R O X Y	The undersigned stockholder of Biosite Incorporated (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated May 17, 2004, and the undersigned revokes all prior proxies and appoints Kim D. Blickenstaff and Christopher J. Twomey, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's corporate offices, 11030 Roselle Street, San Diego, California, at 9:00 a.m. on June 18, 2004, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

(IMPORTANT — TO BE SIGNED AND DATED ON REVERSE SIDE)

THERE ARE THREE WAYS TO VOTE YOUR PROXY

        Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card.We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL
This method of voting is available for residents of the U.S.and Canada.On a touch tone telephone,call TOLL FREE 1-877-260-0389, 24 hours a day, 7 days a week. Have your proxy card ready, then follow the prerecorded instructions.Your vote will be confirmed and cast as you directed.Available until 12:00 A.M. Eastern Time June 18,2004.	Visit our Internet voting website at http://proxy.georgeson.com. Have your proxy card ready and follow the instructions on your screen.You will incur only your usual Internet charges. Available until 12:00 A.M. Eastern Time June 18, 2004.	Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

(SEE REVERSE SIDE)
/*\ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL /*\

☒	Please mark votes as in this example.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS
PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

1.	ELECTION OF DIRECTORS: Lonnie M. Smith Timothy J. Wollaeger	FOR each of the nominees listed at left (except as marked to the contrary below) ☐		WITHHOLD AUTHORITY to vote for the nominees for class 1 director listed at left ☐	3.	TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN:	FOR ☐	AGAINST ☐	ABSTAIN ☐
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

					4.	TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004:	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1996 STOCK INCENTIVE PLAN:	FOR ☐	AGAINST ☐	ABSTAIN ☐		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
BIOSITE INCORPORATED BOARD OF DIRECTORS PROXY Annual Meeting of Stockholders June 18, 2004
Dated this	day of	, 2004

(Signature of Stockholder)

(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
NEW PLAN BENEFITS ESPP
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
STOCK OPTION GRANTS AND EXERCISES
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE MEASUREMENT COMPARISON
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
Rules of the Biosite Incorporated 1996 Stock Incentive Plan for Employees in France
BIOSITE INCORPORATED AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN